                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. N/A)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                            NBOG BANCORPORATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

    ----------------------------------------------------------------------------
    (5) Total fee paid:

    ----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

    (1) Amount previously paid:

    ----------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No:

    ----------------------------------------------------------------------------
    (3) Filing party:

    ----------------------------------------------------------------------------
    (4) Date Filed:

    ----------------------------------------------------------------------------

                            NBOG BANCORPORATION, INC.
                                807 Dorsey Street
                           Gainesville, Georgia 30501
                                 (770) 297-8060



November 6, 2006


Dear Shareholder:

         You are cordially invited to attend our annual meeting of shareholders that will be held at the Gainesville Civic Center located at 830 Green Street, Gainesville, Georgia, on December 14, 2006 at 8:00 a.m. We sincerely hope that you will be able to attend the meeting, and we look forward to seeing you.

         As you are aware, we recently terminated our pending merger agreement with El Banco Financial Corporation after the parties mutually agreed that receipt of regulatory approval would not be forthcoming on a timely basis. We have engaged Stevens & Company to identify a strategic partner to acquire or recapitalize The National Bank of Gainesville.

         We thank you for your support, and we encourage you to review the 2005 Annual Report, which accompanies this proxy statement. We have also included a separate document titled "An Update to Shareholders," which includes updated financial information, information about our prior agreement to merge with El Banco Financial Corporation and information regarding the issuance of preferred stock to maintain our capital levels.

         In addition to the 2005 Annual Report and Update to Shareholders, enclosed are the Notice of Meeting, Proxy Statement and Proxy. We hope that you can attend the Meeting and vote your shares in person. In any case, we would appreciate that you mark, date, and sign the enclosed Proxy card, and return it to us in the envelope provided as soon as possible. If you attend the Meeting in person, you may revoke your proxy at the Meeting and vote in person. You may revoke your proxy at any time before it is voted.

         If you have any questions about the Proxy Statement or our Annual Report, please call or write us.

                                   Sincerely,



    R. Allen Smith                          Ann M. Palmour
    President and Chief Executive Officer   Chairman of the Board of Directors




The date of this document is November 6, 2006 and is first being mailed to the shareholders of NBOG on or about November 9, 2006.

                            NBOG BANCORPORATION, INC.
                                807 Dorsey Street
                           Gainesville, Georgia 30501
                                 (770) 297-8060

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 14, 2006


         The annual meeting of shareholders of NBOG Bancorporation, Inc. will be held on December 14, 2006 at 8:00 a.m., at the Gainesville Civic Center located at 830 Green Street, Gainesville, Georgia, for the following purposes:

         (1) To consider and elect three (3) persons to serve as Class III Directors for a three-year term expiring in 2009;

         (2) To transact any other business as may properly come before the meeting or any adjournments of the meeting.



         The Board of Directors has set the close of business on November 1, 2006 as the Record Date for determining the shareholders who are entitled to notice of and to vote at the meeting.

         We hope that you will be able to attend the meeting. Whether or not you plan to attend the meeting, we ask that you mark, date, sign, and return the enclosed proxy card as soon as possible. If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

         ON BEHALF OF THE BOARD OF DIRECTORS OF NBOG, WE URGE YOU TO VOTE "FOR" THE ELECTION OF THE CLASS III DIRECTORS.


                                      By Order of the Board of Directors,


                                      Ann M. Palmour
                                      Chairman of the Board of Directors


November 9, 2006









         PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING.
      FAILURE TO RETURN A PROPERLY EXECUTED PROXY OR TO VOTE AT THE ANNUAL
             MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE
          MERGER AGREEMENT. PLEASE DO NOT SEND IN ANY CERTIFICATES FOR
                            YOUR SHARES AT THIS TIME.

                            NBOG BANCORPORATION, INC.
                                807 Dorsey Street
                           Gainesville, Georgia 30501
                                 (770) 297-8060
           ----------------------------------------------------------
                     PROXY STATEMENT FOR 2006 ANNUAL MEETING
           ----------------------------------------------------------

TIME AND PLACE OF THE MEETING

         Our Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on December 14, 2006, at 8:00 a.m., at the Gainesville Civic Center located at 830 Green Street, Gainesville, Georgia, and at any adjournments of the meeting.

RECORD DATE AND MAILING DATE

         The close of business on November 1, 2006 is the Record Date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about November 9, 2006.

PROPOSALS TO BE CONSIDERED

    1. To consider and elect three (3) persons to serve as Class III Directors for a three-year term expiring in 2009;

    2. To transact any other business as may properly come before the meeting or any adjournments of the meeting.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
                              CLASS III DIRECTORS.

PROCEDURES FOR VOTING BY PROXY

         If you properly sign, return, and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy may be voted for a substitute nominee selected by the Board of Directors.

         You can revoke your proxy at any time before it is voted by delivering to W. Bryan Hendrix, our Chief Financial Officer, at the main office of the Bank, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

         As of the close of business on the Record Date, NBOG had 50,000,000 shares of common stock, no par value, authorized, of which 993,560 shares were issued and outstanding. Each issued and outstanding share of common stock is entitled to one vote on all matters presented at the meeting.

         A quorum will be present at the meeting if a majority of the outstanding shares of common stock entitled to vote at the meeting is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists.

         On Proposal 1, the election of directors, only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the Board of Directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

         ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

         BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

         Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

         NON-VOTING PREFERRED STOCK. As of the close of business on the Record Date, NBOG had 10,000,000 shares of preferred stock, no par value authorized, including 50,000 shares of Series A Preferred Stock of which 21,000 shares were issued and outstanding. The Series A Preferred Stock is not entitled to vote on any of the matters to be presented at the meeting.

PROXY SOLICITATION

         NBOG will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

         NBOG's Board of Directors consists of seven members and is divided into three classes. Each class of directors serves a staggered three-year term. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of the director's successor. The Board of Directors unanimously recommends that the shareholders elect the persons identified below as Director Nominees to serve as Class III Directors for a three-year term expiring in 2009. The following table shows for each nominee and continuing director: (a) his or her name; (b) his or her age at December 31, 2005; (c) how long he or she has been a director of NBOG; (d) his or her position(s) with NBOG, other than as a director; and (e) his or her principal occupation and business experience for the past five years. Unless otherwise indicated below, each of our directors has held the respective positions described below for at least the last five years. The address of each director is 807 Dorsey Street, Gainesville, Georgia, 30501. Each of the directors listed below is also a director of The National Bank of Gainesville.

                                         DIRECTOR     POSITION WITH NBOG
NAME (AGE)                               SINCE        AND BUSINESS EXPERIENCE
----------                               -----        -----------------------
CLASS III DIRECTOR NOMINEES:
(FOR THREE-YEAR TERM EXPIRING 2009)

Kathy L. Cooper (43)                     2000         Secretary of NBOG;  President of Cooper Family  Enterprises  (owns and  operates two poultry  operations,  a cattle farm, a Christmas
                                                      tree   farm/trim   shop,  a  grading   company,   several   rental
                                                      properties)  since 1985;  Associate Broker with Southern  Heritage
                                                      Land Co.

Lanny W. Dunagan (53)                    2002         Sole owner of Lanny Dunagan's Welding Service since 1985.

Gilbert T. Jones, Sr.  (67)              2000         Retired; Sole owner of Great Southern Resource & Investment,  Inc.
                                                      (a development and construction company) since 1985.

CLASS I CONTINUING DIRECTORS:
(TERM EXPIRING 2007)

Ann M. Palmour* (68)                     2000         Chairman  of NBOG;  Owner of  Palmour  Properties  (a real  estate development company) since 1976.

Dr. Wendell A. Turner (48)               2001         Medical doctor, Lanier OB-GYN Associates since 1986.

CLASS II CONTINUING DIRECTORS:
(TERM EXPIRING 2008)

Paula M. Allen (66)                      2000         Principal of Allen &  Associates,  Inc. (a real estate  investment and management company) since 1973.

Shelley Palmour Anderson* (40)           2000         Treasurer of NBOG; Agent for State Farm Insurance since 1990.

----------------------------------
* Ann M. Palmour is the mother of Shelley Palmour Anderson.


          THE BOARD OF DIRECTORS OF NBOG RECOMMENDS THAT YOU VOTE "FOR"
                  ELECTION OF THE CLASS III DIRECTOR NOMINEES.

MEETINGS AND COMMITTEES OF THE BOARD

         During the year ended December 31, 2005, the Board of Directors of NBOG held twelve meetings. Each of the incumbent directors attended at least 75% of the total number of meetings of NBOG's Board of Directors and committees of the Board on which he or she serves.

         NOMINATING COMMITTEE. NBOG does not have a standing nominating committee for director nominees and has not adopted a nominating committee charter. Rather, the full Board of Directors participates in the consideration of director nominees. Each of NBOG's directors meets the requirement for independence as defined by the National Association of Securities Dealers' listing standards. Since NBOG is a small business issuer and all of our directors are independent, we believe a standing nominating committee for director nominees is not necessary. See "Director Nominations and Shareholder Communications" on page 1.

         COMPENSATION/ADMINISTRATIVE COMMITTEE. The Boards of Directors of NBOG and the Bank have established a joint Compensation/Administrative Committee for the purpose of addressing issues regarding personnel and compensation and administering the NBOG Bancorporation, Inc., 2003 Stock Incentive Plan. The Compensation/Administrative Committee members for 2005 included all of the independent directors of NBOG. The Compensation/Committee held five meetings during the year ended December 31, 2005.

         AUDIT COMMITTEE. The Boards of Directors of NBOG and the Bank have established a joint Audit Committee for the purpose of reviewing NBOG's annual report and internal audit report of independent public accountants. The Audit Committee members for 2005 were Ann M. Palmour, Chairman; Kathy L. Cooper, Vice-Chairman; Gilbert T. Jones, Sr.; Shelley Palmour Anderson; and Paula M. Allen. The Audit Committee members in 2006 are Ann M. Palmour, Chairman; Kathy
L. Cooper, Vice-Chairman; Shelley Palmour Anderson; and Paula M. Allen. Each of these members meets the requirement for independence as defined by the National Association of Securities Dealers' listing standards. Although none of the Audit Committee members meets the criteria specified under applicable Securities and Exchange Commission regulations for an "audit committee financial expert," the Board believes each has the financial knowledge, business experience and independent judgment necessary for service on the Audit Committee. The Audit Committee held six meetings during the year ended December 31, 2005. The Audit Committee also serves as the Information Technology Committee. The Audit Committee adopted its charter in August 2005.

AUDIT COMMITTEE REPORT

         The Audit Committee reports as follows with respect to the audit of NBOG's 2005 audited consolidated financial statements.

         o The Audit Committee has reviewed and discussed NBOG's 2005 audited consolidated financial statements with NBOG's management;
         o The Audit Committee has discussed with the independent auditors McNair, McLemore, Middlebrooks & Co, LLP the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of NBOG's consolidated financial statements;
         o The Audit Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the NBOG; and
         o Based on review and discussions of NBOG's 2005 audited consolidated financial statements with management and discussions with the independent auditors, as described above, the Audit Committee recommended to the Board of Directors that NBOG's 2005 audited consolidated financial statements be included in NBOG's Annual Report on Form 10-KSB.

         November 6, 2006                     By:      Kathy L. Cooper
                                                       Shelley Palmour Anderson
                                                       Gilbert T. Jones, Sr.
                                                       Ann M. Palmour
                                                       Paula M. Allen

EXECUTIVE OFFICER

         The table below shows the following information for each of NBOG's executive officers: (a) his name; (b) his age at December 31, 2005; (c) how long he has been an officer or significant employee of NBOG; (d) his positions with NBOG and the Bank; and (e) his principal occupation for the last five years:

                                             Held
                                           Position
Name (Age)                                   Since                  Position with NBOG and Business Experience
----------                                 ---------   ------------------------------------------------------------------
R. Allen Smith (65)                          2006      President  and  Chief  Executive  Officer  of NBOG  and the  Bank;
                                                       previously interim Chief Executive Officer, interim Chief Financial
                                                       Officer and consultant to NBOG and its Board of Directors.

W. Bryan Hendrix (43)                        2004      Chief Financial Officer of NBOG and the Bank;  previously,  Acting
                                                       Principal  Executive  Officer  of NBOG and  Acting  President  and
                                                       Chief  Executive  Officer of the Bank;  First Vice  President  and
                                                       Controller of  Gainesville  Bank & Trust in  Gainesville,  Georgia
                                                       from 1996 until 2004;  Vice-President  and Audit  Manager of First
                                                       National Bancorp, Inc. from 1984 to 1996.



EXECUTIVE COMPENSATION

         The following table sets forth the annual and long-term compensation for services in all capacities to NBOG for the fiscal years 2005, 2004 and 2003 for all individuals serving as NBOG's Chief Executive Officer during 2005. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to NBOG during 2005.

                                             SUMMARY COMPENSATION TABLE

                                                                       Long Term Compensation
                                            Annual Compensation                Awards
                                          ------------------------     ----------------------
                                                                        Number of Securities         All Other
Name and Position                Year     Salary ($)     Bonus ($)       Underlying Options     Compensation ($)(1)
-----------------                ----     ----------     ---------     ----------------------   -------------------

Albert F.  Satterwhite,         2005          90,667          --                        --                   312
Former CEO                      2004          80,917          --                        --                   384
                                2003              --          --                        --                    --

W. Bryan Hendrix,               2005         121,833          --                    20,000                   468
Chief Financial Officer         2004          22,000          --                        --                    78
  and Acting CEO (in 2005)      2003              --          --                        --                    --

(1) Represents life insurance premiums.

         We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure of the Securities and Exchange Commission's regulations.

EMPLOYMENT AGREEMENTS

         Pursuant to the terms of a consulting agreement with NBOG, Mr. Smith will continue to be paid $125 per hour for his services.

         On October 20, 2005, NBOG entered into an employment agreement with Mr. Hendrix regarding his employment as the Chief Financial Officer of NBOG. Under the terms of his employment agreement, Mr. Hendrix was entitled to an annual salary of $130,000 per year. On September 21, 2006, Mr. Hendrix informed the Board of NBOG that he intended to resign as Chief Financial Officer and cease employment with NBOG upon the earlier to occur of March 31, 2007 or the completion of the sale of NBOG. As a result, NBOG allowed Mr. Hendrix's existing employment agreement to expire in accordance with its terms on October 21, 2006. Starting November 1, 2006, Mr. Hendrix began part-time employment with NBOG, and will continue as principal financial officer of NBOG until the Board of Directors hires and appoints a new officer.

DIRECTOR COMPENSATION

         The directors of NBOG and the Bank have not been separately compensated for their services, and can not be compensated until and unless the profits of the Bank exceed its losses since inception on a cumulative basis.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides details regarding the stock options granted in 2005 to the executive officers named in the summary compensation table. The options described below vest in one-third annual increments beginning on October 20, 2005.

                                                            Percentage of Total Options      Exercise
                                 Securities Underlying           Granted to Employees           Price       Expiration
Name                               Option Grants (#)               During 2005 (%)            ($/share)        Date
----------------------           ---------------------      ---------------------------      ----------     -----------
Albert F.  Satterwhite                         --                             --                    --              --

W. Bryan Hendrix                           20,000                            60.6%               $5.00      10/20/2015



AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table sets forth information as of December 31, 2005 concerning stock options held by the executive officers named in the summary compensation table. The named executive officers did not exercise any options to purchase common stock of NBOG during 2005. We have not granted any stock appreciation rights, restricted stock or stock incentives other than stock options.

                                                                Number of Securities           Value of Unexercised In-the
                                                               Underlying Unexercised               Money Options at
                                                            Options at December 31, 2005            December 31, 2005
                                                            ----------------------------      -----------------------------
                               Shares
                             Acquired on      Value
Name                        Exercise (#)    Realized ($)    Exercisable     Unexercisable     Exercisable     Unexercisable
----------------------      ------------    ------------    -----------     -------------     -----------     -------------
Albert F.  Satterwhite              --              --             --               --               --             --

W. Bryan Hendrix                    --              --             --           20,000               --          $ 20,000


         There is no active trading market for NBOG's common stock. The in-the-money value of the options is based on a value equal to $6.00 per share, which is our estimate of the maximum merger consideration that would have been paid in the merger with EBFC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number of shares of NBOG's common stock beneficially owned as of the Record Date by (a) each director and executive officer of NBOG and (b) the executive officers and directors, as a group. The information shown below is based upon information furnished to NBOG by the named persons. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his or her shares. Additionally, the address of each person is 807 Dorsey Street, Gainesville, Georgia 30501.

         Information relating to beneficial ownership of NBOG is based upon "beneficial ownership" concepts set forth in the rules promulgated under the Securities Exchange Act. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of a security, or "investment power," which includes the power to dispose or to direct the disposition of a security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the Record Date.

                                                 Exercisable       Total
                                  Number of      Warrants &      Beneficial   % of
Name                               Shares          Options       Ownership      Class        Nature of Beneficial Ownership
-----------------------           ---------      ------------    ---------    -------    -------------------------------------
DIRECTORS:

Paula M. Allen                      27,500          11,667          39,167      3.9%

Shelley Palmour Anderson            22,632           6,734          29,366      2.9%

Kathy L. Cooper                     18,299           6,667          24,966      2.5%     Includes 500 shares held by Husband
                                                                                         and 300 shares held by Children

Lanny W. Dunagan                    38,848          13,334          52,182      5.2%     Includes 500 shares held jointly with
                                                                                         Son

Gilbert T. Jones, Sr.               45,732          20,534          66,266      6.5%     Includes 500 shares held as joint
                                                                                         custodian for Grandchildren

Ann M. Palmour                      57,268          13,358          70,626      7.0%     Includes 5,000 shares held by Husband

Wendell A.  Turner                  74,133          27,067         101,200      9.9%

EXECUTIVE OFFICERS:

Bryan Hendrix                        7,166           6,666          13,832      1.4%

R. Allen Smith                       8,434          66,666          75,100      7.1%

ALL DIRECTORS AND EXECUTIVE OFFICER AS A GROUP (9 PERSONS):
                                  ---------      ------------    ---------    -------
                                   300,012         172,693         472,705     40.5%
                                  ---------      ------------    ---------    -------
5% SHAREHOLDER:

Roger P.  Martin                    47,267          30,600          77,867      7.6%

         WARRANT AGREEMENTS WITH CERTAIN OF NBOG'S DIRECTORS. On March 25, 2002, NBOG issued warrants to its directors to purchase an aggregate of 199,736 shares of NBOG's common stock at an exercise price of $10.00 per share. The warrants become exercisable in one-third annual increments beginning on the first anniversary of the issuance date, provided that throughout the period beginning on the date of the initial issuance of the warrants and ending on the particular anniversary, the warrant holder has served continuously as a director of NBOG and the Bank and has attended at least 75% of the meetings of the relevant boards of directors. Warrants which fail to vest as provided in the previous sentence will expire and no longer be exercisable. Exercisable warrants will generally remain exercisable for the ten-year period following the date of issuance. The exercise price of each warrant is subject to adjustment for stock splits, recapitalizations or other similar events. During 2005, directors exercised an aggregate of 39,676 warrants, and as of December 31, 2005, 160,060 warrants remained outstanding of which 153,393 are exercisable.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires NBOG's directors and executive officer and persons who own beneficially more than 10% of NBOG's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of NBOG's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish NBOG with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to NBOG, all of our directors and our executive officer, complied with all applicable Section 16(a) filing requirements during 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         NBOG's directors and officers, and the businesses and other organizations with which they are associated, from time to time may have banking transactions in the ordinary course of business with the Bank. The Bank's policy is that any loans or other commitments to those persons or entities be made in accordance with applicable law and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons or entities of similar standing. All transactions with affiliates must be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of directors including a majority of disinterested directors.

         In addition, each loan by the Bank to any officer, director or controlling person of the Bank or any of its affiliates may be made only in compliance with the following conditions:

         The loan:

                  o must be evidenced by a promissory note naming the Bank as payee and must contain an annual percentage rate which is reasonably comparable to that normally charged to non-affiliates by other commercial lenders for similar loans made in the Bank's locale;

                  o must be repaid according to appropriate amortization schedules and contain default provisions comparable to those normally used by other commercial lenders for similar loans made to non-affiliates in the Bank's locale;

                  o must be made only if credit reports and financial statements, or other reasonable investigation appropriate in light of the nature and terms of the loan and which meet the loan policies normally used by other commercial lenders for similar loans made to non-affiliates in the Bank's locale, show the loan to be collectible and the borrower a satisfactory credit risk; and

                  o the purpose of the loan and the disbursement of proceeds are reviewed and monitored in a manner comparable to that normally used by other commercial lenders for similar loans made in the Bank's locale.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         NBOG has selected the accounting firm of McNair, McLemore, Middlebrooks & Co, LLP to serve as independent accountants of NBOG for the fiscal year ending December 31, 2006. McNair, McLemore, Middlebrooks & Co, LLP has served as NBOG's independent accounting firm since October 2004. From May 2004 to October 2004, Mauldin & Jenkins, LLC served as NBOG's independent accounting firm. Porter Keadle Moore, LLP served as NBOG's independent accounting firm for the fiscal year ended December 31, 2003.

         On October 21, 2004, NBOG dismissed Mauldin & Jenkins, LLC as its independent accountants and engaged McNair, McLemore, Middlebrooks & Co, LLP as its independent accountants.

         Prior to the dismissal, NBOG did not consult with McNair, McLemore, Middlebrooks & Co, LLP regarding the application of accounting principles to a specific completed or contemplated transaction or any matter that was either the subject of a disagreement or a reportable event. NBOG also did not consult with McNair, McLemore, Middlebrooks & Co, LLP regarding the type of audit opinion that might be rendered on NBOG's consolidated financial statements.

         Mauldin & Jenkins, LLC has not issued any reports on NBOG's consolidated financial statements since being appointed independent accountants for NBOG on May 14, 2004. Since its appointment on May 14, 2004 there have been no disagreements with Mauldin & Jenkins, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of Mauldin & Jenkins, LLC, would have caused such firm to make reference to the subject matter of the disagreement(s) in connection with its reports.

         NBOG's Audit Committee participated in and approved the decision to change NBOG's independent accountants.

         On May 19, 2004, NBOG dismissed Porter Keadle Moore, LLP as its independent accountants. Porter Keadle Moore, LLP has rendered consulting and other non-audit services to NBOG.

         Prior to the dismissal, NBOG did not consult with Mauldin & Jenkins, LLC regarding the application of accounting principles to a specific completed or contemplated transaction or any matter that was either the subject of a disagreement or a reportable event. NBOG also did not consult with Mauldin & Jenkins, LLC regarding the type of audit opinion that might be rendered on NBOG's consolidated financial statements.

         The report of Porter Keadle Moore, LLP on NBOG's consolidated financial statements for the fiscal year ended December 31, 2003 contains no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit for the fiscal year ended December 31, 2003 and during the subsequent interim period preceding NBOG's dismissal of Porter Keadle Moore, LLP, there were no disagreements with Porter Keadle Moore, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of Porter Keadle Moore, LLP, would have caused such firm to make reference to the subject matter of the disagreement(s) in connection with its reports.

         NBOG's Audit Committee participated in and approved the decision to change NBOG's independent accountants.

         The following table sets forth the fees billed and, as to audit and audit-related fees, expected to be billed to NBOG for the fiscal years ended December 31, 2005 and 2004 by McNair, McLemore, Middlebrooks & Co., LLP.

                                      2005           2004
                                    -------        -------
          Audit Fees (1)            $41,837        $40,991
          Audit-Related Fees          1,830          - 0 -
          Tax Fees (2)                3,030          3,871
          All Other Fees (3)          6,990          - 0 -
            Total Fees              $53,687        $44,862

(1) Represents fees related to the audit and quarterly reviews of consolidated financial statements of NBOG and review of regulatory filings.
(2) Represents fees related to tax compliance, tax advice and tax planning service.
(3)      Represents fees related to the stock offering.

         All of the services provided by the independent accountants were pre-approved by the Audit Committee. The Audit Committee pre-approves all audit and non-audit services provided by NBOG's independent accountants and may not engage them to perform any prohibited non-audit services. The Audit Committee has determined that the rendering of non-audit professional services, as identified above, is compatible with maintaining the independence of NBOG's auditors.

         Representatives of McNair, McLemore, Middlebrooks & Co, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

               DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

DIRECTOR NOMINATIONS

         The full Board of Directors of NBOG participates in the consideration of director nominees. The Board has not adopted a formal policy or process for identifying or evaluating nominees, but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of the Bank, and professionals in the financial services and other industries. Similarly, the Board does not prescribe any specific qualifications or skills that a nominee must possess, although it considers the potential nominee's business experience; knowledge of NBOG and the financial services industry; experience in serving as a director of NBOG or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by NBOG; commitment to and availability for service as a director; and any other factors the Board deems relevant.

         In accordance with NBOG's bylaws, a shareholder may nominate persons for election as directors if written notice of the shareholder's intent to make a director nomination is delivered or mailed to and received by the Secretary of NBOG not later than the later of (1) 30 days in advance of the date of the annual meeting of shareholders or (2) the close of business on the tenth day following the date on which notice of the meeting is first given to shareholders. The notice must set forth:


         (1) the information that would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors of NBOG;

         (2) the consent of the nominee to being named in a proxy statement as a nominee and to serve as a director of NBOG if elected;

         (3)      the name and address of the shareholder giving the notice; and

         (4) the class and number of shares of NBOG beneficially owned by the shareholder.

         The chairman of a shareholder meeting must refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

SHAREHOLDER PROPOSALS

         NBOG will inform its shareholders of the date and time of its 2007 annual meeting of shareholders as well as the date upon which all shareholder proposals intended for inclusion in NBOG's proxy statement for the 2007 annual meeting of shareholders must be received by NBOG.

SHAREHOLDER COMMUNICATIONS

         Shareholders wishing to communicate with the Board of Directors or with a particular director may do so in writing addressed to the Board, or to the particular director, and by sending it to the Secretary of NBOG at NBOG's principal office at 807 Dorsey Street, Gainesville, Georgia 30501. The Secretary will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.

ANNUAL MEETING ATTENDANCE

         Although NBOG does not have a formal policy regarding its directors' attendance at the annual meeting of shareholders, all directors are expected to attend the meeting. All of the directors attended the 2005 annual meeting of shareholders.

                       WHERE YOU CAN FIND MORE INFORMATION

         We file reports, proxy statements and other information with the SEC pursuant to the information requirements of the Securities Exchange Act of 1934. You can read and copy these reports, proxy statements and other information concerning us at the SEC's Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. Please call the SEC at (202) 942-8090 for further information on the Public Reference Room. You can review our electronically filed reports, proxy and information statements on the SEC's internet site at http://www.sec.gov.

         Upon written request, NBOG will provide without charge to any shareholder a copy of NBOG's annual report on Form 10-KSB. Please direct such requests to W. Bryan Hendrix at 807 Dorsey Street, Gainesville, Georgia, 30501.

                                  OTHER MATTERS

         The Board of Directors of NBOG knows of no other matters that may be brought before the meeting. If, however, any matters other than those described in the Notice of Annual Meeting of Shareholders should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

         If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

November 6, 2006

                         NBOG BANCORPORATION, INC. PROXY

                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 14, 2006


        The undersigned hereby appoints Ann M. Palmour and Wendell A. Turner as proxies, with the power to appoint his/her substitute, and hereby authorizes him/her to represent and to vote, as designated below, all of the common stock of NBOG Bancorporation, Inc., which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the Gainesville Civic Center located at 830 Green Street, Gainesville, Georgia, on December 14, 2006, at 8:00 a.m. and at any adjournments of the annual meeting, upon the proposals described in the accompanying notice of the annual meeting and the proxy statement relating to the annual meeting, receipt of which are hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL.


PROPOSAL 1:      To elect Kathy L. Cooper, Lanny W. Dunagan and Gilbert T.
                 Jones, Sr. to serve as Class III Directors of NBOG
                 Bancorporation, Inc. for a three-year term expiring at the 2009 annual meeting of shareholders:

                 |_|  FOR all nominees             |_|  WITHHOLD all nominees
                     (except as indicated below)


INSTRUCTION:     To withhold authority for any individual nominees, mark "FOR"
                 above, and write the nominees' names in this space.
                 ______________________________________________________________


         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

         If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        --------------------------------------
                                        Signature of Shareholder          Date

                                        --------------------------------------
                                        Signature of Shareholder          Date

                                        --------------------------------------
                                        Print Name(s) of Shareholder(s)


         PLEASE MARK, SIGN AND DATE THIS PROXY, AND RETURN IT IN THE ENCLOSED RETURN-ADDRESSED ENVELOPE. NO POSTAGE NECESSARY.

       I WILL ____ WILL NOT _____ ATTEND THE ANNUAL SHAREHOLDERS MEETING.




                     PLEASE RETURN PROXY AS SOON AS POSSIBLE
                     ---------------------------------------